American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	March 31
ASSETS	2012	2011

Cash and due from banks	$28,197	$14,248
Interest-bearing deposits in other banks	26,649	25,397

Securities available for sale, at fair value	337,376	226,171
Securities held to maturity	-	3,146
Total securities	337,376	229,317

Restricted stock, at cost	6,019	4,062
Loans held for sale	3,774	1,309

Loans	816,471	516,629
Less allowance for loan losses	(11,691)	(8,257)
Net Loans	804,780	508,372

Premises and equipment, net	25,833	19,308
Other real estate owned, net	6,369	3,532
Goodwill	39,352	22,468
Core deposit intangibles, net	6,048	1,226
Bank owned life insurance	13,165	4,137
Accrued interest receivable and other assets	25,698	11,862

Total assets	$1,323,260	$845,238

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$199,066	$117,260
Demand deposits -- interest-bearing	168,757	96,686
Money market deposits	174,110	57,530
Savings deposits	78,650	63,236
Time deposits	454,147	328,771
Total deposits	1,074,730	663,483

Short-term borrowings:
Customer repurchase agreements	48,651	43,871
Other short-term borrowings	-	-
Long-term borrowings	10,175	4,450
Trust preferred capital notes	27,237	20,619
Accrued interest payable and other liabilities	7,443	3,443
Total liabilities	1,168,236	735,866

Shareholders' equity:
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 10,000,000 shares authorized,
7,830,247 shares outstanding at March 31, 2012 and
6,153,433 shares outstanding at March 31, 2011	7,830	6,153
Capital in excess of par value	56,633	27,541
Retained earnings	84,171	75,214
Accumulated other comprehensive income, net	6,390	464
Total shareholders' equity	155,024	109,372

Total liabilities and shareholders' equity	$1,323,260	$845,238

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended
	March 31
	2012	2011
Interest and Dividend Income:
Interest and fees on loans	$13,120	$6,679
Interest and dividends on securities:
Taxable	1,079	1,169
Tax-exempt	1,082	716
Dividends	51	27
Other interest income	10	70
Total interest and dividend income	15,342	8,661

Interest Expense:
Interest on deposits	1,837	1,580
Interest on short-term borrowings	43	80
Interest on long-term borrowings	84	53
Interest on trust preferred capital notes	206	343
Total interest expense	2,170	2,056

Net Interest Income	13,172	6,605
Provision for loan losses	733	337

Net Interest Income After Provision
for Loan Losses	12,439	6,268

Noninterest Income:
Trust fees	882	928
Service charges on deposit accounts	488	421
Other fees and commissions	457	316
Mortgage banking income	531	147
Securities gains (losses), net	-	1
Other	876	158
Total noninterest income	3,234	1,971

Noninterest Expense:
Salaries	4,111	2,485
Employee benefits	1,078	541
Occupancy and equipment	965	699
FDIC assessment	233	205
Bank franchise tax	183	175
Core deposit intangible amortization	547	94
Foreclosed real estate, net	(243)	22
Merger related expenses	251	309
Other	2,802	1,249
Total noninterest expense	9,927	5,779

Income Before Income Taxes	5,746	2,460
Income Taxes	1,571	682
Net Income	$4,175	$1,778

Net Income Per Common Share:
Basic	$0.53	$0.29
Diluted	$0.53	$0.29
Average Common Shares Outstanding:
Basic	7,822,228	6,143,602
Diluted	7,833,061	6,152,738

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio and nonfinancial data, unaudited)

	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2012	2011	2011	2012	2011
EARNINGS
Interest income	$15,342	$17,177	$8,661	$15,342	$8,661
Interest expense	2,170	2,317	2,056	2,170	2,056
Net interest income	13,172	14,860	6,605	13,172	6,605
Provision for loan losses	733	1,972	337	733	337
Noninterest income	3,234	2,587	1,971	3,234	1,971
Noninterest expense	9,927	8,629	5,779	9,927	5,779
Income taxes	1,571	2,194	682	1,571	682
Net income	4,175	4,652	1,778	4,175	1,778

PER COMMON SHARE
Earnings per share - basic	$0.53	$0.59	$0.29	$0.53	$0.29
Earnings per share - diluted	0.53	0.59	0.29	0.53	0.29
Cash dividends declared	0.23	0.23	0.23	0.23	0.23
Book value per share	19.80	19.58	17.77	19.80	17.77
Book value per share - tangible (a)	14.00	13.86	13.92	14.00	13.92
Closing market price	21.30	19.49	22.51	21.30	22.51

FINANCIAL RATIOS
Return on average assets	1.27%	1.42%	0.85%	1.27%	0.85%
Return on average equity	10.80	12.28	6.51	10.80	6.51
Return on average tangible equity (b)	16.70	18.77	8.64	16.70	8.64
Average equity to average assets	11.79	11.59	13.03	11.79	13.03
Net interest margin, taxable equivalent	4.65	5.27	3.66	4.65	3.66
Efficiency ratio	61.65	49.57	64.16	61.65	64.16
Effective tax rate	27.34	32.05	27.72	27.34	27.72

PERIOD-END BALANCES
Securities	$343,395	$339,385	$233,379	$343,395	$233,379
Loans held for sale	3,774	6,330	1,309	3,774	1,309
Loans, net of unearned income	816,471	824,758	516,629	816,471	516,629
Goodwill and other intangibles	45,400	44,640	23,694	45,400	23,694
Assets	1,323,260	1,304,522	845,238	1,323,260	845,238
Assets - tangible (a)	1,277,860	1,259,882	821,544	1,277,860	821,544
Deposits	1,074,730	1,058,754	663,483	1,074,730	663,483
Customer repurchase agreements	48,651	45,575	43,871	48,651	43,871
Other short-term borrowings	-	3,000	-	-	-
Long-term borrowings	37,412	37,418	25,069	37,412	25,069
Shareholders' equity	155,024	152,829	109,372	155,024	109,372
Shareholders' equity - tangible (a)	109,624	108,189	85,678	109,624	85,678

AVERAGE BALANCES
Securities	$333,951	$322,018	$226,595	$333,951	$226,595
Loans held for sale	5,500	5,989	1,508	5,500	1,508
Loans, net of unearned income	819,044	819,688	516,610	819,044	516,610
Interest-earning assets	1,190	1,172,965	765,291	1,190	765,291
Goodwill and other intangibles	45,400	44,455	23,750	45,400	23,750
Assets	1,311,794	1,306,699	838,151	1,311,794	838,151
Assets - tangible (a)	1,266,394	1,262,244	814,401	1,266,394	814,401
Interest-bearing deposits	834,972	886,551	542,104	834,972	542,104
Deposits	1,018,253	1,060,013	652,922	1,018,253	652,922
Customer repurchase agreements	47,229	49,257	43,762	47,229	43,762
Other short-term borrowings	115	130	136	115	136
Long-term borrowings	37,421	37,434	27,855	37,421	27,855
Shareholders' equity	154,685	151,496	109,224	154,685	109,224
Shareholders' equity - tangible (a)	109,285	107,041	85,474	109,285	85,474

American National Bankshares Inc. and Subsidiaries
Financial Highlights (continued)
(In thousands, except share, ratio and nonfinancial data, unaudited)

	1st Qtr		4th Qtr	1st Qtr	YTD		YTD
	2012		2011	2011	2012		2011
CAPITAL
Average shares outstanding - basic	7,822,228		7,804,245	6,143,602	7,822,228		6,143,602
Average shares outstanding - diluted	7,833,061		7,811,243	6,152,738	7,833,061		6,152,738

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$10,529		$9,086	$8,420	$10,529		$8,420
Provision for loan losses	733		1,972	337	733		337
Charge-offs	(340)		(906)	(571)	(340)		(571)
Recoveries	769		377	71	769		71
Ending balance	$11,691		$10,529	$8,257	$11,691		$8,257

LOANS
Construction and land development	$52,446		$54,433	$36,516	$52,446		$36,516
Commercial real estate	347,815		351,961	207,502	347,815		207,502
Residential real estate	182,010		179,812	118,603	182,010		118,603
Home equity	95,071		96,195	61,674	95,071		61,674
Commercial and industrial	131,711		134,166	84,702	131,711		84,702
Consumer	7,418		8,191	7,632	7,418		7,632
Total	$816,471		$824,758	$516,629	$816,471		$516,629

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$183		$197	$-	$183		$-
Nonaccrual	13,154		13,523	3,417	13,154		3,417
Foreclosed real estate	6,369		5,353	3,532	6,369		3,532
Nonperforming assets	$19,706		$19,073	$6,949	$19,706		$6,949

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	(0.21	) %	0.26%	0.39%	(0.21	) %	0.39
Nonperforming assets to total assets	1.49		1.46	0.82	1.49		0.83
Nonperforming loans to total loans	1.63		1.66	0.66	1.63		0.66
Allowance for loan losses to total loans	1.43		1.28	1.60	1.43		1.60
Allowance for loan losses to total loans
net or fair value loans (e)	2.13		1.96	1.60	2.13		1.60
Allowance for loan losses to
nonperforming loans	87.66		76.74	241.64	87.66		241.64

OTHER DATA
Fiduciary assets at period-end (c)	$385,660		$355,202	$380,259	$385,660		$380,259
Retail brokerage assets at period-end (c)	$191,446		$176,636	$50,175	$191,446		$50,175
Number full-time equivalent employees (d)	316		315	242	316		242
Number of full service offices	25		25	18	25		18
Number of loan production offices	2		1	1	2		1
Number of ATM's	31		31	26	31		26

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
(e) - Excludes acquired loans measured at fair value

Net Interest Income Analysis
For the Three Months Ended March 31, 2012 and 2011
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2012	2011	2012	2011	2012	2011
Loans:
Commercial	$132,100	$77,925	$1,811	$880	5.50%	4.52%
Real estate	673,876	432,688	11,118	5,695	6.60	5.26
Consumer	13,068	7,505	227	136	6.97	7.25
Total loans	819,044	518,118	13,156	6,711	6.43	5.18

Securities:
Federal agencies & GSE	40,551	43,345	162	323	1.60	2.98
Mortgage-backed & CMOs	99,714	59,297	529	490	2.12	3.31
State and municipal	185,331	117,916	1,976	1,408	4.26	4.78
Other	8,355	6,037	94	58	4.50	3.84
Total securities	333,951	226,595	2,761	2,279	3.31	4.02

Deposits in other banks	31,619	20,578	10	70	0.13	1.36

Total interest-earning assets	1,184,614	765,291	15,927	9,060	5.38	4.74

Non-earning assets	127,180	72,860

Total assets	$1,311,794	$838,151

Deposits:
Demand	$170,481	$96,698	56	18	0.13	0.07
Money market	140,622	63,125	161	83	0.46	0.53
Savings	76,505	62,505	29	21	0.15	0.13
Time	448,934	319,776	1,591	1,458	1.42	1.82
Total deposits	836,542	542,104	1,837	1,580	0.88	1.17

Customer repurchase agreements	47,229	43,762	43	80	0.37	0.73
Other short-term borrowings	115	136	-	-	0.35	0.47
Long-term borrowings	37,421	27,855	290	396	3.10	5.69
Total interest-bearing
liabilities	921,307	613,857	2,170	2,056	0.94	1.34

Noninterest bearing demand deposits	183,575	110,818
Other liabilities	52,227	4,252
Shareholders' equity	154,685	109,224
Total liabilities and
shareholders' equity	$1,311,794	$838,151

Interest rate spread					4.44%	3.40%
Net interest margin					4.65%	3.66%

Net interest income (taxable equivalent basis)			13,757	7,004
Less: Taxable equivalent adjustment			585	399
Net interest income			$13,172	$6,605